LETTER OF OFFER

to

Royal Wolf Australia Group
(as defined in Customer Group Schedule)

Dated 1 July 2008

Australia and New Zealand Banking Group Limited
ABN 11 005 357 522

CUSTOMER GROUP SCHEDULE

For the purpose of this Letter of Offer the following entities are individually and collectively known as Royal Wolf Australia Group or Group:

•	GFN Australasia Holdings Pty Ltd ACN 121 226 793

•	GFN Australasia Finance Pty Ltd ACN 121 227 790

•	RWA Holdings Pty Ltd ACN 106 913 964

•	Royal Wolf Trading Australia Pty Ltd ACN 069 244 417

•	Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050

“You” is a reference to the Group members individually and collectively.

The following New Zealand entities are individually and collectively known as RWNZ Group:

•	Royal Wolf Trading New Zealand Ltd

•	RWNZ Acquisition Co Ltd

•	Royalwolf NZ Acquisition Co Ltd.

LETTER OF OFFER

Issuing Office:

Australia and New Zealand Banking Group Limited
Corporate Banking
Level 13, 20 Martin Place
Sydney NSW 2000

Phone: +61 2 9226 4548
Fax: +61 2 9227 1124
Mob: +61 434 609 643
www.anz.com

Dear Sir/Madam,

We are pleased to offer to Royal Wolf Australia Group the facilities set out below:

Summary of facilities available:

A summary of facilities is as follows:

Facility	Facility Limit

Overdraft Facility	AUD 2,000,000

ANZ Online Facility – Direct Payments	AUD 2,000,000

ANZ Online Facility – Global Payments	AUD 1,000,000

Multi Option Facility - Lease Finance (Progressive Draw) Facility - Hire Purchase (Progressive Draw) Facility	AUD 500,000

Indemnity/Guarantee Facility – Financial Guarantees	AUD 1,450,000

Indemnity/Guarantee Facility – Performance Guarantees	AUD 50,000

Interchangeable Facility (1) - Fixed Rate Commercial Bill Facility - Variable Rate Commercial Bill Acceptance and Discount Facility	AUD 4,000,000

Interchangeable Facility (2) - Fixed Rate Commercial Bill Facility - Variable Rate Commercial Bill Acceptance and Discount Facility	AUD 7,204,000

Interchangeable Facility (3) - Fixed Rate Commercial Bill Facility - Variable Rate Commercial Bill Acceptance and Discount Facility	AUD 40,000,000

Interchangeable Facility (4) - Fixed Rate Commercial Bill Facility - Variable Rate Commercial Bill Acceptance and Discount Facility	AUD 12,052,000

Interchangeable Facility (5) - Fixed Rate Commercial Bill Facility - Variable Rate Commercial Bill Acceptance and Discount Facility	AUD 4,700,000

Special Finance Line Facility Uncommitted	AUD 8,500,000

Multi Option Facility (2)
- Fixed Rate Commercial Bill Facility
- Variable Rate Commercial Bill Acceptance and Discount  Facility
- Lease Finance (Progressive Draw) Facility
- Hire Purchase (Progressive Draw) Facility
AUD 2,500,000

Bank Guarantee Facility to ANZ National Bank Ltd	NZD15,470,435

Invoice Finance Facility	AUD 12,000,000

Total Facility Limits:	AUD 97,956,000 NZD 15,470,435

Details of facilities:

Details of the facilities are set out in the Facilities Schedule to this Letter of Offer.

Security:

Securities for the facilities are set out in the Security Schedule to this Letter of Offer.

Financial Requirements, Other Conditions and Conditions Precedent

Any financial reporting requirements, financial covenants, other conditions and conditions precedent applicable to facilities are set out in the Financial Requirements and Other Conditions Schedule to this Letter of Offer.

General and Specific Conditions and Amendments

Details pertaining to General and Specific Conditions and any amendments are attached in the General and Specific Conditions Schedule to this Letter of Offer.

Annual review:

The facilities are subject to annual review. The next review date will be on 17 October 2008.

If the Annual review is not carried out on or before the next review date, we may carry out the Annual review at any time after the next review date.

Other Conditions

Provision of information to our wholly owned subsidiaries:

You consent to our providing information about you and your account(s) to our wholly owned subsidiaries, especially but not solely for marketing purposes, to inform you about other financial services that may suit your needs.

Change of control:

If a change of control occurs, it is an event of default unless waived by us.

For the purposes of this agreement, a change of control occurs if, without our prior written consent, effective control of you or any surety or any of your or their subsidiaries is, in our opinion altered to any material extent from that subsisting at the date of our offer.

“Effective control” of a corporation means:

(i)	control of the composition of the board of directors of that corporation;

(ii)	control of more than half the voting rights attaching to shares in that corporation; or

(iii)
control of more than half the issued share capital of that corporation (excluding any part which carries no right to participate beyond the specified amount in the distribution of either profit or capital), and includes the acquisition by any means of a person of a relevant interest (whether actual or deemed within the meaning of the Corporations Act) in shares in that corporation sufficient to allow that person either alone or jointly to exercise the control referred to in items (i), (ii) or (iii) of this definition. For the purpose of this definition, control includes the criteria stated in section 50AA of the Corporations Act. It also includes indirect as well as direct control.

Engagement of experts and consultants:

You agree that after an Event of Default occurs (and whether or not the Event of Default remains subsisting) ANZ may engage an Investigating Accountant or other expert or consultant (“ANZ Appointee”) to review your financial position and value of the business and that you will co-operate with any ANZ appointee and the costs will be paid by you. Also you agree that neither we nor any bank employee will be liable to you or any other person for any loss, liability, cost or expense that is caused (directly or indirectly) by anything that an ANZ appointee does or does not do arising out of the provision of a service to the Bank.

Negative pledge:

You agree not to create or permit to exist, a mortgage, pledge, lien, charge, assignment or any other arrangement with another party (including any set-off arrangement) having a similar effect as a grant of security other than any security:

(i)	advised to us by notice from you before entering into this agreement; or

(ii)	created subsequently with our prior written consent.

A breach of this clause will constitute default.

Conditions continue:

Until you accept our offer and have complied with all conditions precedent, the arrangements for the facilities that we are making available to you, including the conditions on which those facilities are being made available, continue.

No other variations:

Except as indicated above, it is not proposed to vary any of the other conditions of your facilities.

Fees

Loan Approval Fee:

A Loan Approval Fee of $120,000 will be debited to your account on receipt of your acceptance of this letter.

Stamp Duty - Certificate of Value and Location of Assets

To ensure government stamp duty is paid correctly on any document and transaction would you please provide us with a certificate signed by each entity providing security which sets out the location of assets on a State or Territory basis (the form of the certificate required is attached).

Stamp duty and other State and Federal Government charges may be levied/payable on the facilities provided by the Bank. State charges may apply in a single jurisdiction or multiple jurisdictions. You are liable for all such duties or charges and we may debit your account for those charges. If you do not have an account with us we will ask you to pay by cheque. We may, at our discretion, seek advice from external legal sources to advise on duties and charges payable. Any costs associated with obtaining this advice will be for your account.

Drawdown timeframe

You must drawdown your facilities in full (or where your facilities allow, partial drawdown, in part) by no later than 90 days from the date of acceptance of this Letter of Offer.

If the facilities have not been drawn down by this date, we reserve the right to review the terms and conditions on which this offer has been made in terms of Clause 9 of the General Conditions. In addition to any other information we may request from you in conducting a review, you must provide us on request with your current management accounts (balance sheet and profit and loss) and cash flow statements certified by a director or secretary as representing a true and fair view of your financial position in a form and substance satisfactory to us.

Offer period:

Our offer is available for acceptance until the close of business on 1 August 2008, unless otherwise extended by ANZ in writing.

We may withdraw our offer at any time before you accept it if we become aware of anything which, in our opinion, adversely alters the basis on which we made our offer.

Acceptance:

To accept this offer, please sign the duplicate of this Letter of Offer where indicated and return it to me at this office.

Yours faithfully

/s/ Zaheed Khan

Zaheed Khan
Relationship Manager

FACILITIES SCHEDULE

FACILITIES SCHEDULE to the Letter of Offer dated 1 July 2008.

The facilities specified below are only available to the customer named before the facility details.

CUSTOMER:	Royal Wolf Australia Group

Overdraft Facility

Facility limit:	$2,000,000

Termination date:	The facility is repayable on demand provided that if demand has not been made before the next review date it is repayable on the next review date or any extension of that review date.

Purpose:	To assist with working capital requirements.

Interest rate:	ANZ’s reference rate for amounts up to the facility limit.

ANZ’s reference rate is published weekly (usually each Monday) in the Australian Financial Review.

Interest payment:	Monthly in arrears on the first business day of each month, accruing daily starting on the first day of overdraft (interest is charged and payable monthly).

Fees:	Line Fee: 1.25% pa charged quarterly in arrears on the highest Facility Limit recorded for your accounts during the preceding quarter.

Prepayment:	Prepayment or cancellation of the facility (in whole or in part) may be effected without penalty at any time at the election of the customer.

Specific Conditions:	There are no Specific Conditions which apply to this facility.

ANZ OnLine Facility – Direct Payments

Facility limit:	$2,000,000 The facility limit represents the extent to which we will assume pay away exposure on any one day.

Termination date:	Not before the next review date.

Purpose:	To facilitate direct payments using ANZ OnLine.

Condition precedent:	You may only use the facility if:

a) you complete your application for the ANZ OnLine Service in terms acceptable to us; and

b) you execute all documents required by us, including the ANZ OnLine Application and Customer Agreement.

Pay – away exposure:	Any pay – away exposure under this facility will be against funds available in your account or, if the provision of credit is required, will be debited to your overdraft.

Fees:	As advised by ANZ Cash Management Transaction Services.

Specific Conditions:	There are no Specific Conditions which apply to this facility.

ANZ OnLine Facility – Global Payments

Facility limit:	$1,000,000 The facility limit represents the extent to which we will assume pay away exposure on any one day.

Termination date:	Not before the next review date.

Purpose:	To facilitate global payments using ANZ OnLine.

Condition precedent:	You may only use the facility if:

a) you complete your application for the ANZ OnLine Service in terms acceptable to us; and

b) you execute all documents required by us, including the ANZ OnLine Application and Customer Agreement.

Pay – away exposure:	Any pay – away exposure under this facility will be against funds available in your account or, if the provision of credit is required, will be debited to your overdraft.

Fees:	As advised by ANZ Cash Management Transaction Services.

Specific Conditions:	There are no Specific Conditions which apply to this facility.

Multi Option Facility

Total facility limit:	$500,000

Termination date:	Not before the next review date.

Multi Option:
The facility may be used in accordance with this agreement and within the approved facility limit amount across the following facility types :
- Lease Finance (Progressive Draw) Facility
- Hire Purchase (Progressive Draw) Facility

Purpose:	To assist with any lease/hire purchase requirements specifically for cars and forklifts.

Total facility limit for Multi-Option Facility and separate facility limits:	You may only make a drawing under a particular facility included in the Multi-Option Facility so long as the making of the drawing would not cause

Detailed Facility Information	The terms associated with the specific facility types listed within the Multi-Option facility are documented separately.

Lease Finance (Progressive Draw) Facility

Subject to execution and acceptance of lease request:	The Customer is entitled to an agreement to lease or lease, as the case may be, only upon acceptance by the Bank of a signed lease request.

Fees:	Documentation fee: A Documentation fee of $385 is payable on each draw.

Asset Drawdown fee: An Asset Drawdown fee of $165 is payable on each draw. Other fees may be payable in accordance with the Specific Conditions.

Specific Conditions:	Specific Conditions for the facility are enclosed.

Hire Purchase (Progressive Draw) Facility

Subject to execution and acceptance of hire purchase request:	The Customer is entitled to an agreement to hire or hire purchase agreement, as the case may be, only upon acceptance by the Bank of a signed hire purchase request.

Fees:	Documentation fee: A Documentation fee of $350 is payable on each draw.

Asset Drawdown fee: An Asset Drawdown fee of $150 is payable on each draw. Other fees may be payable in accordance with the Specific Conditions.

Specific Conditions:	Specific Conditions for the facility are enclosed.

Indemnity/Guarantee Facility – Financial Guarantees

Facility limit:	$1,450,000

Note: A financial guarantee is a guarantee of a financial commitment or obligation.

Termination date:	Not before the next review date.

Purpose:	To assist with the issuance of bank guarantees for business purposes.

Fee rate for each Bank Guarantee:	1.50% pa subject to a minimum fee of $100 per half year. The minimum fee is subject to variation at any time during the term of the facility.

Fee payment:	For each Bank Guarantee, the fee is payable on the date of drawdown and afterwards half yearly.

Specific Conditions:	Specific Conditions - Indemnity/Guarantee are enclosed.

Indemnity/Guarantee Facility – Performance Guarantees

Facility limit:	$50,000

Note: A performance guarantee is a guarantee to fulfil or perform a non-financial contractual obligation.

Termination date:	31 March 2009

Purpose:	To facilitate the issuance of bank guarantees for trade contracts.

Fee rate for each Bank Guarantee:	1.50% pa subject to a minimum fee of $80 per half year. The minimum fee is subject to variation at any time during the term of the facility.

Fee payment:	For each Bank Guarantee, the fee is payable on the date of drawdown and afterwards half yearly.

Specific Conditions:	Specific Conditions - Indemnity/Guarantee are enclosed.

Interchangeable Facility (1)

Total facility limit:	$4,000,000

Termination date:	14 September 2012

Purpose:	To assist with the purchase of Container Hire & Sales

Repayments:	Interest only.

Total facility limit for Interchangeable Facility and separate facility limits:	You may only make a drawing under a particular facility included in the Interchangeable Facility so long as the making of the drawing would not cause the amount of the outstanding drawings under all the facilities included in the Interchangeable Facility to exceed the total facility limit for the Interchangeable Facility.

Detailed Facility Information	The terms associated with the specific facility types listed within the Interchangeable facility are documented separately.

Fixed Rate Commercial Bill Facility

Yield rate:	For each drawing of bills, a rate fixed for all rollovers up until the last day of the term.

Fees:
Line fee:

Payable quarterly in advance and to be adjusted in accordance to the upward/downward ratchet mechanism. The Line Fee will be adjusted by reference to the Total Financial Debt / Adjusted Trailing EBITDA ratio as follows and implemented at the next applicable fee charging date provided financials and covenant compliance certificate are provided within 15 days of the fee charging date. This fee is not rebatable.

Total Debt (excl GFN) / Adjusted Trailing EBITDA	Line Fee
Less than 2.5x	1.40%
>2.5x ≤ 3.0x	1.75%
>3.0x ≤ 4.0x	1.95%
>4.0x ≤ 4.5x	2.25%
> 4.5x ≤ 5.5x	3.25%
>5.5x	Review Event

▪   Line Fee is currently set at 1.95% until such time as financial data (reviewed by WHK) for the Financial Year End 30 June 2008 is available. Then for each applicable period the margin is to be determined in accordance with Total debt (excluding GFN)/ Adjusted EBITDA (12 months trailing).

Handling fee: A fee of $125 is payable when each bill is rolled.

Specific Conditions:	Specific Conditions for the facility are enclosed.

Variable Rate Commercial Bill Acceptance and Discount Facility

Yield Rate:
For each drawing of bills, a rate quoted by us for the face value of the bills for the relevant tenor.

For tenors of 30, 60, 90, 120, 150 or 180 days, the actual rate used in the calculation will be the Bank Bill Swap Rate - Average Bid (rounded to the nearest two decimal places) plus a margin (if applicable).

For any other tenor, the actual rate used in the calculation will be the rate that we determine is the prevailing rate at which we can discount bills for the relevant term (rounded to the nearest two decimal places) plus a margin (if applicable).

In either case, the margin to be applied will depend on the size of the bill parcel and tenor.

The Bank Bill Swap Rate - Average Bid is quoted on the BBSY screen of Reuters on the day the quote is given and advertised in the Australian Financial Review the following business day.

An additional margin reflecting any movement in the actual rate since its quotation may be applied if your bills are not ready for acceptance by us by 12 noon on the day the bills are to be discounted or rolled.

Full details of how the rate has been calculated will be listed on the quotation given.

Fees:	Line fee: Refer Table Above

Handling fee: A fee of $125 is payable when each bill is rolled.

Specific Conditions:	Specific Conditions for the facility are enclosed.

Interchangeable Facility (2)

Total facility limit:	$7,204,000

Termination date:	30 April 2010.

Purpose:	To assist with the acquisition of the shares of Royal Wolf Trading New Zealand & associated entities.

Repayments:	Interest only. If the Bank agrees to extend the Termination Date, it may agree to do so on conditions which include principal repayments during the extended term of the facility.

Total facility limit for Interchangeable Facility and separate facility limits:	You may only make a drawing under a particular facility included in the Interchangeable Facility so long as the making of the drawing would not cause the amount of the outstanding drawings under both the facilities included in the Interchangeable Facility to exceed the total facility limit for the Interchangeable Facility.

Detailed Facility Information	The terms associated with the specific facility types listed within the Interchangeable facility are documented separately.

Fixed Rate Commercial Bill Facility
Yield rate:	For each drawing of bills, a rate fixed for all rollovers up until the last day of the term.
Fees:
Line fee:

Payable quarterly in advance and to be adjusted in accordance to the upward/downward ratchet mechanism. The Line Fee will be adjusted by reference to the Total Financial Debt / Adjusted Trailing EBITDA ratio as follows and implemented at the next applicable fee charging date provided financials and covenant compliance certificate are provided within 15 days of the fee charging date. This fee is not rebatable.

Total Debt (excl GFN) / Adjusted Trailing EBITDA	Line Fee
Less than 2.5x	1.40%
>2.5x ≤ 3.0x	1.75%
>3.0x ≤ 4.0x	1.95%
>4.0x ≤ 4.5x	2.25%
> 4.5x ≤ 5.5x	3.25%
>5.5x	Review Event

•
Line Fee is currently set at 1.95% until such time as financial data (reviewed by WHK) for the Financial Year End 30 June 2008 is available. Then for each applicable period the margin is to be determined in accordance with Total debt (excluding GFN)/ Adjusted EBITDA (12 months trailing).

Handling fee: A fee of $125 is payable when each bill is rolled.
Specific Conditions:	Specific Conditions for the facility are enclosed.

Variable Rate Commercial Bill Acceptance and Discount Facility

Yield Rate:
For each drawing of bills, a rate quoted by us for the face value of the bills for the relevant tenor.

For tenors of 30, 60, 90, 120, 150 or 180 days, the actual rate used in the calculation will be the Bank Bill Swap Rate - Average Bid (rounded to the nearest two decimal places) plus a margin (if applicable).

For any other tenor, the actual rate used in the calculation will be the rate that we determine is the prevailing rate at which we can discount bills for the relevant term (rounded to the nearest two decimal places) plus a margin (if applicable).

In either case, the margin to be applied will depend on the size of the bill parcel and tenor.

The Bank Bill Swap Rate - Average Bid is quoted on the BBSY screen of Reuters on the day the quote is given and advertised in the Australian Financial Review the following business day.

An additional margin reflecting any movement in the actual rate since its quotation may be applied if your bills are not ready for acceptance by us by 12 noon on the day the bills are to be discounted or rolled.

Full details of how the rate has been calculated will be listed on the quotation given.

Fees:	Line fee: Refer Table Above
Handling fee: A fee of $125 is payable when each bill is rolled.
Specific Conditions:	Specific Conditions for the facility are enclosed.

Interchangeable Facility (3)

Total facility limit:	$40,000,000

Termination date:	14 September 2012

Multi Option
The facility may be used in accordance with this agreement within the facility limit across the following approved facilities:
- Fixed Rate Commercial Bill Facility
-     Variable Rate Commercial Bill Acceptance and Discount Facility

Purpose:	To assist with refinance of existing ANZ facilities and to meet working capital requirements and purchase of containers.

Repayments:	5 year interest only. Bullet repayment on termination date.

Total facility limit for Interchangeable Facility and separate facility limits:	You may only make a drawing under a particular facility included in the Interchangeable Facility so long as the making of the drawing would not cause the amount of the outstanding drawings under both the facilities included in the Interchangeable Facility to exceed the total facility limit for the Interchangeable Facility.

Detailed Facility Information	The terms associated with the specific facility types listed within the Interchangeable facility are documented separately.

Fixed Rate Commercial Bill Facility

Yield rate:	For each drawing of bills, a rate fixed for all rollovers up until the last day of the term.

Fees:
Line fee:

Current Line Fee: 2.25%

Payable quarterly in advance and to be adjusted in accordance to the upward/downward ratchet mechanism. The Line Fee will be adjusted by reference to the Total Financial Debt / Adjusted Trailing EBITDA ratio as follows and implemented at the next applicable fee charging date provided financials and covenant compliance certificate are provided within 15 days of the fee charging date. This fee is not rebatable.

Total Debt (excl GFN) / Adjusted Trailing EBITDA	Line Fee
Less than 2.5x	1.40%
>2.5x ≤ 3.0x	1.75%
>3.0x ≤ 4.0x	1.95%
>4.0x ≤ 4.5x	2.25%
> 4.5x ≤ 5.5x	3.25%
>5.5x	Review Event

Handling fee: A fee of $150 is payable when each bill is rolled.

Specific Conditions:	Specific Conditions for the facility are enclosed.

Variable Rate Commercial Bill Acceptance and Discount Facility

Yield Rate:
For each drawing of bills, a rate quoted by us for the face value of the bills for the relevant tenor.

For tenors of 30, 60, 90, 120, 150 or 180 days, the actual rate used in the calculation will be the Bank Bill Swap Rate - Average Bid (rounded to the nearest two decimal places) plus a margin (if applicable).

For any other tenor, the actual rate used in the calculation will be the rate that we determine is the prevailing rate at which we can discount bills for the relevant term (rounded to the nearest two decimal places) plus a margin (if applicable).

In either case, the margin to be applied will depend on the size of the bill parcel and tenor.

The Bank Bill Swap Rate - Average Bid is quoted on the BBSY screen of Reuters on the day the quote is given and advertised in the Australian Financial Review the following business day.

An additional margin reflecting any movement in the actual rate since its quotation may be applied if your bills are not ready for acceptance by us by 12 noon on the day the bills are to be discounted or rolled.

Full details of how the rate has been calculated will be listed on the quotation given.

Fees:	Line fee: Refer Table Above
Handling fee: A fee of $150 is payable when each bill is rolled.
Specific Conditions:	Specific Conditions for the facility are enclosed.

Interchangeable Facility (4)

Total facility limit:	$12,052,000

Termination date:	14 September 2012

Multi Option
The facility may be used in accordance with this agreement and within the facility limit across the following approved facilities:
-    Fixed Rate Commercial Bill Facility
-    Variable Rate Commercial Bill Acceptance and Discount Facility

Purpose:	To assist with the acquisition of assets of GE Seaco Australia.

Repayments:	Interest only.

Total facility limit for Interchangeable Facility and separate facility limits:	You may only make a drawing under a particular facility included in the Interchangeable Facility so long as the making of the drawing would not cause the amount of the outstanding drawings under both the facilities included in the Interchangeable Facility to exceed the total facility limit for the Interchangeable Facility.

Detailed Facility Information	The terms associated with the specific facility types listed within the Interchangeable facility are documented separately.

Fixed Rate Commercial Bill Facility

Yield rate:	For each drawing of bills, a rate fixed for all rollovers up until the last day of the term.

Fees:
Line fee:

Current Line Fee: 2.25%

Payable quarterly in advance and to be adjusted in accordance to the upward/downward ratchet mechanism. The Line Fee will be adjusted by reference to the Total Financial Debt / Adjusted Trailing EBITDA ratio as follows and implemented at the next applicable fee charging date provided financials and covenant compliance certificate are provided within 15 days of the fee charging date. This fee is not rebatable.

Total Debt (excl GFN) / Adjusted Trailing EBITDA	Line Fee
Less than 2.5x	1.40%
>2.5x ≤ 3.0x	1.75%
>3.0x ≤ 4.0x	1.95%
>4.0x ≤ 4.5x	2.25%
> 4.5x ≤ 5.5x	3.25%
>5.5x	Review Event

Handling fee: A fee of $150 is payable when each bill is rolled.

Specific Conditions:	Specific Conditions for the facility are enclosed.

Variable Rate Commercial Bill Acceptance and Discount Facility

Yield Rate:
For each drawing of bills, a rate quoted by us for the face value of the bills for the relevant tenor.

For tenors of 30, 60, 90, 120, 150 or 180 days, the actual rate used in the calculation will be the Bank Bill Swap Rate - Average Bid (rounded to the nearest two decimal places) plus a margin (if applicable).

For any other tenor, the actual rate used in the calculation will be the rate that we determine is the prevailing rate at which we can discount bills for the relevant term (rounded to the nearest two decimal places) plus a margin (if applicable).

In either case, the margin to be applied will depend on the size of the bill parcel and tenor.

The Bank Bill Swap Rate - Average Bid is quoted on the BBSY screen of Reuters on the day the quote is given and advertised in the Australian Financial Review the following business day.

An additional margin reflecting any movement in the actual rate since its quotation may be applied if your bills are not ready for acceptance by us by 12 noon on the day the bills are to be discounted or rolled.

Full details of how the rate has been calculated will be listed on the quotation given.

Fees:	Line fee: Refer Table Above
Handling fee: A fee of $150 is payable when each bill is rolled.
Specific Conditions:	Specific Conditions for the facility are enclosed.

Interchangeable Facility (5)

Total facility limit:	$4,700,000

Termination date:	14 September 2012

Multi Option
The facility may be used in accordance with this agreement and within the facility credit limit across the following approved facilities:
-    Fixed Rate Commercial Bill Facility
-    Variable Rate Commercial Bill Acceptance and Discount Facility

Purpose:	To assist with meeting additional costs associated with the acquisition of Royal Wolf Holdings Group.

Repayments:	Principal repayments of $150,000 per quarter, payable quarterly in arrears with bullet residual repayment.

Total facility limit for Interchangeable Facility and separate facility limits:	You may only make a drawing under a particular facility included in the Interchangeable Facility so long as the making of the drawing would not cause:

(i) the amount of the outstanding drawings under both the facilities included in the Interchangeable Facility to exceed the total facility limit for the Interchangeable Facility; and

(ii) the amount of the outstanding drawings under the particular facility under which the drawing is made to exceed the facility limit, if any, for that particular facility.

Detailed Facility Information	The terms associated with the specific facility types listed within the Interchangeable facility are documented separately.

Fixed Rate Commercial Bill Facility
Yield rate:	For each drawing of bills, a rate fixed for all rollovers up until the last day of the term.
Fees:

Line fee:

Current Line Fee: 2.25%

Payable quarterly in advance and to be adjusted in accordance to the upward/downward ratchet mechanism. The Line Fee will be adjusted by reference to the Total Financial Debt / Adjusted Trailing EBITDA ratio as follows and implemented at the next applicable fee charging date provided financials and covenant compliance certificate are provided within 15 days of the fee charging date. This fee is not rebatable.

Total Debt (excl GFN) / Adjusted Trailing EBITDA	Line Fee
Less than 2.5x	1.40%
>2.5x ≤ 3.0x	1.75%
>3.0x ≤ 4.0x	1.95%
>4.0x ≤ 4.5x	2.25%
> 4.5x ≤ 5.5x	3.25%
>5.5x	Review Event

Handling fee: A fee of $150 is payable when each bill is rolled.
Specific Conditions:	Specific Conditions for the facility are enclosed.

Variable Rate Commercial Bill Acceptance and Discount Facility

Yield Rate:
For each drawing of bills, a rate quoted by us for the face value of the bills for the relevant tenor.

For tenors of 30, 60, 90, 120, 150 or 180 days, the actual rate used in the calculation will be the Bank Bill Swap Rate - Average Bid (rounded to the nearest two decimal places) plus a margin (if applicable).

For any other tenor, the actual rate used in the calculation will be the rate that we determine is the prevailing rate at which we can discount bills for the relevant term (rounded to the nearest two decimal places) plus a margin (if applicable).

In either case, the margin to be applied will depend on the size of the bill parcel and tenor.

The Bank Bill Swap Rate - Average Bid is quoted on the BBSY screen of Reuters on the day the quote is given and advertised in the Australian Financial Review the following business day.

An additional margin reflecting any movement in the actual rate since its quotation may be applied if your bills are not ready for acceptance by us by 12 noon on the day the bills are to be discounted or rolled.

Full details of how the rate has been calculated will be listed on the quotation given.

Fees:	Line fee: Refer Table Above
Handling fee: A fee of $150 is payable when each bill is rolled.
Specific Conditions:	Specific Conditions for the facility are enclosed.

Special Finance Line Facility Uncommitted

Facility limit:	$8,500,000

Termination date:	2 years from date of drawdown

Purpose:	To assist with acquisition funding for businesses to be identified

Conditions of use:
Activation is at the Bank’s absolute discretion. We do not commit to fund any acquisition which we do not approve. If we do not agree to fund we will not be obliged to provide any reasons. In any event any agreement by the Bank to fund will at least be subject to:
o    Receipt of Consolidated Management Accounts for Financial Year Ending 30 June 2008;
o    Appropriate financial /legal due diligence to be undertaken to the satisfaction of the ANZ Bank;
o    Independent financial data review of the target company to the satisfaction of the ANZ Bank;
o    Trailing 12mths EBITDA to be utilised for covenant calculations. i.e. Trailing EBITDA of the acquired target to be utilised on a pro - rata basis for covenant calculations following finalisation of acquisitions for a full 12 months;
o    Total existing and proposed Commercial Bill facilities must not exceed 85% of the orderly liquidation value (OLV) of the fleet. However, new valuations maybe required by Dovebid on the acquired container assets should it exceed 85% of the OLV of the existing valuation;
o    Minimum 50% hedge on debt;
o    Acquired assets to be incorporated into existing security structure;
o    Share/Purchase agreements to the satisfaction of the ANZ Bank;
o    Drawdowns under this facility for a maximum of 2 years only
o    Drawdown subject to all covenants being met, there is no existing event of default or circumstances which with the giving of notice or passing of time would constitute an event of default, nor has a notice been given under clause 9 of the General Conditions 2003 which has not been accepted by you.

Line Fee:

Payable quarterly in advance and to be adjusted in accordance to the upward/downward ratchet mechanism. The Line Fee will be adjusted by reference to the Total Financial Debt / Adjusted Trailing EBITDA ratio as follows and implemented at the next applicable fee charging date provided financials and covenant compliance certificate are provided within 15 days of the fee charging date. This fee is not rebatable.

Total Debt (excl GFN) / Adjusted Trailing EBITDA	Line Fee
Less than 2.5x	1.40%
>2.5x ≤ 3.0x	1.75%
>3.0x ≤ 4.0x	1.95%
>4.0x ≤ 4.5x	2.25%
> 4.5x ≤ 5.5x	3.25%
>5.5x	Review Event

	▪	The Line Fee applicable to any drawdowns made will be initially set at 2.25% until such time as financial data (reviewed by WHK) for the Financial Year End 30 June 2008 is available. Then for each applicable period the margin is to be determined in accordance with Total debt (excluding GFN)/ Adjusted EBITDA (12 months trailing).

Specific Conditions:	There are no Specific Conditions which apply to this facility.

Multi Option Facility (2)

Total facility limit:	$2,500,000

Termination date:	14 September 2012

Purpose:
To assist with the construction of yard facilities, with the approved facility limit amount to be allocated across the following facility types to meet business requirements:
- Fixed Rate Commercial Bill Facility
- Variable Rate Commercial Bill Acceptance and Discount Facility
- Lease Finance (Progressive Draw) Facility
- Hire Purchase (Progressive Draw) Facility

Repayments:	Principle and Interest payments.

Conditions to Drawdown:
Activation of this facility is subject to provision of the following:

- Details of the new property lease evidencing tenor extension
- Details of proposed upgrade programme
- Drawdown against invoices

With findings to be considered satisfactory to the Bank.

Total facility limit for Multi-Option Facility and separate facility limits:	You may only make a drawing under a particular facility included in the Multi-Option Facility so long as the making of the drawing would not cause the amount of the outstanding drawings under both the facilities included in the Multi-Option Facility to exceed the total facility limit for the Multi-Option Facility.

Detailed Facility Information	The terms associated with the specific facility types listed within the Multi-Option facility are documented separately.

Fixed Rate Commercial Bill Facility

Yield rate:	For each drawing of bills, a rate fixed for all rollovers up until the last day of the term.

Fees:
Line fee:

Payable quarterly in advance commencing on the date on which the facility is first drawn. This fee is not rebateable.

The Line Fee to be initially set at 2.25% and will be adjusted by reference to the Total Financial Debt / Adjusted Trailing EBITDA ratio as follows and implemented at the next applicable fee charging date provided financials and covenant compliance certificate are provided within 15 days of the fee charging date.

Total Debt (excl GFN) / Adjusted Trailing EBITDA	Line Fee
Less than 2.5x	1.40%
>2.5x ≤ 3.0x	1.75%
>3.0x ≤ 4.0x	1.95%
>4.0x ≤ 4.5x	2.25%
> 4.5x ≤ 5.5x	3.25%
>5.5x	Review Event

Specific Conditions:	Specific Conditions for the facility are enclosed.

Variable Rate Commercial Bill Acceptance and Discount Facility

Yield Rate:
For each drawing of bills, a rate quoted by us for the face value of the bills for the relevant tenor.

For tenors of 30, 60, 90, 120, 150 or 180 days, the actual rate used in the calculation will be the Bank Bill Swap Rate - Average Bid (rounded to the nearest two decimal places) plus a margin (if applicable).

For any other tenor, the actual rate used in the calculation will be the rate that we determine is the prevailing rate at which we can discount bills for the relevant term (rounded to the nearest two decimal places) plus a margin (if applicable).

In either case, the margin to be applied will depend on the size of the bill parcel and tenor.

The Bank Bill Swap Rate - Average Bid is quoted on the BBSY screen of Reuters on the day the quote is given and advertised in the Australian Financial Review the following business day.

An additional margin reflecting any movement in the actual rate since its quotation may be applied if your bills are not ready for acceptance by us by 12 noon on the day the bills are to be discounted or rolled.

Full details of how the rate has been calculated will be listed on the quotation given.

Fees:	Line fee: Refer Table Above

Handling fee: A fee of $150 is payable when each bill is rolled.

Acceptance fee: For each bill, an amount equal to 0.85% pa on the face amount of the bill calculated on the tenor of the bill and payable on the drawdown date for the bill.

Specific Conditions:	Specific Conditions for the facility are enclosed.

Lease Finance (Progressive Draw) Facility

Subject to execution and acceptance of lease request:	The Customer is entitled to an agreement to lease or lease, as the case may be, only upon acceptance by the Bank of a signed lease request.

Fees:	Documentation fee: A Documentation fee of $385 is payable on each draw.

Asset Drawdown fee: An Asset Drawdown fee of $165 is payable on each draw. Other fees may be payable in accordance with the Specific Conditions.

Specific Conditions:	Specific Conditions for the facility are enclosed.

Hire Purchase (Progressive Draw) Facility

Subject to execution and acceptance of hire purchase request:	The Customer is entitled to an agreement to hire or hire purchase agreement, as the case may be, only upon acceptance by the Bank of a signed hire purchase request.

Fees:	Documentation fee: A Documentation fee of $350 is payable on each draw.

Asset Drawdown fee: An Asset Drawdown fee of $150 is payable on each draw. Other fees may be payable in accordance with the Specific Conditions.

Specific Conditions:	Specific Conditions for the facility are enclosed.

Guarantee Facility To ANZ National Bank Ltd (as beneficiary)

Facility limit:	NZD 15,470,435

Termination date:	Not before the next review date.

Purpose:
Bank Guarantee to be provided in favour of ANZ National Bank Ltd in support of the Working Capital Facilities, Property loan and Transactional facilities provided to the RWNZ Group by ANZ National Bank Ltd.

Specific facility terms and conditions relating to facilities to be provided to the RWNZ Group will be documented via a separate Letter of Offer issued by ANZ National Bank Ltd.

Condition precedent:	You will only be entitled to use the facility if we agree with the terms of your application and if you execute all documents required by us.

Fees:	Nil

Specific Conditions:	There are no Specific Conditions which apply to this facility.

Invoice Finance Facility

Customer:
You jointly and severally acknowledge and agree that we may treat the Customer/s as a single Customer and that we may make any payment under the Facility to or at the direction of any Customer.

Each Customer acts for the purposes of this Facility as agent for each of the other Customers.

Product limit:	$12,000,000

Termination date:	Not before the next review date.

Purpose:	To enable you to sell debts to us and receive payments (including prepayments) to provide working capital for your business.

Administration fee:	$5,500 per month.

Prepayment percentage:	85% of the aggregate Face Value of Approved Debts.

Funding Charge:
The Bank Bill Swap Reference Rate - Average Bid for 30 days (rounded to the nearest two decimal places) plus a margin of 1.65% pa.
The Bank Bill Swap Reference Rate - Average Bid for 30 days is quoted on the BBSY screen of Reuters on the day the quote is given and is advertised in the Australian Financial Review the following business day.

Condition Precedent
Debtors obtained from new business acquisitions will need to be vetted and approved by ANZ Invoice Finance prior to the invoices being discounted via the Invoice Finance facility.
Any invoices issued involving progress claim billing will not be funded via the facility and you are to advise ANZ Invoice Finance in advance of any invoices raised on a progress claim basis.

Field Review
At the Bank’s discretion
Should any aspect of the Field Review in our opinion be unsatisfactory, we reserve the right to vary terms and conditions under the Invoice Finance facility or withdraw the Invoice Finance facility if we deem appropriate.

Ageing of Purchased Debts:	Purchased Debts may be disapproved by us at any time and unless otherwise agreed, will be automatically disapproved once they are 3 months past the end of month of invoice.

Specific Conditions:	Specific Conditions – Invoice Finance Facility are enclosed.

SECURITY SCHEDULE

SECURITY SCHEDULE to Letter of Offer dated 1 July 2008.

Existing Securities

•	Corporate Guarantee and Indemnity dated 14th September 2007 between:

-	Royal Wolf Trading Australia Pty Ltd ACN 069 244 417
-	RWA Holdings Pty Ltd ACN 106 913 964
-	GFN Australasia Holdings Pty Ltd ACN 121 226 793
-	GFN Australasia Finance Pty Ltd ACN 121 227 790
-	Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050

•	First Registered Company Charges (Mortgage Debentures) over all the assets and undertaking of:

-	Royal Wolf Trading Australia Pty Ltd ACN 069 244 417 dated 20 May 2005, ASIC Charge No. 1117185.
-	RWA Holdings Pty Ltd ACN 106 913 964 dated 20 May 2005, ASIC Charge No. 1117184.
-	Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050 dated 12 April 2007, ASIC Charge No. 1438843.
-	GFN Australasia Holdings Pty Ltd ACN 121 226 793 ASIC Charge No. 1514557.
-	GFN Australasia Finance Pty Ltd ACN 121 227 790 ASIC Charge No. 1514546.
-	Royal Wolf Trading New Zealand Ltd
-	RWNZ Acquisition Co Ltd
-	Royalwolf NZ Acquisition Co Ltd

These are fixed and floating charge over all present and future assets, undertaking (including goodwill) and unpaid/uncalled capital of the companies.

•	Corporate Guarantee and Indemnity by Royal Wolf NZ Acquisition Co Ltd

•	Corporate Guarantee and Indemnity by RWNZ Acquisition Co. Ltd and Royal Wolf Trading New Zealand Ltd

•	First Registered Mortgage given by Royal Wolf Trading New Zealand Ltd over the property situated at 4 Ormiston Rd, East Tamaki, New Zealand.

•
Amendment and Restatement Deed dated 1 May 2008 amending and restating the original Intercreditor Deed dated 14 September 2007 between, among others, General Finance Corporation (U.S), GFN U.S. Australasia Holdings, Inc., Bison Capital Australia, L.P., Royal Wolf Australia Group and Australia and New Zealand Banking Group Limited ABN 11 005 357 522 (the Bank).

FINANCIAL REQUIREMENTS AND OTHER
CONDITIONS SCHEDULE

FINANCIAL REQUIREMENTS AND OTHER CONDITIONS SCHEDULE to Letter of Offer dated 1 July 2008.

Financial reports:

You agree to provide us with:

Annually

•	Consolidated Audited annual financial statements as soon as they are available, but not later than 120 days after the end of each financial year.

•	The Annual certificate signed by two Directors certifying compliance with consolidated financial undertakings as soon as it is available, but not later than 120 after the end of each financial year.

•
Board approved business plan, consolidated annual projected Statement of Financial Position, Statement of Financial Performance, cashflow forecast and consolidated CAPEX (Capital Expenditure). Budget detailing non-discretionary and discretionary CAPEX at the start of each financial year for the ensuing 12 months as soon as they are available, but not later than 15 days prior to the commencement of each financial year.
Forward projected statements (balance sheet, profit & loss and cash flow forecast) are to be prepared on a monthly basis covering at least 12 months and updated as necessary.

•	Consolidated Compliance Certificate to be provided yearly.

•
A review of the consolidated company’s inventory management systems to be conducted as at 30 June each year as part of the General Audit. A copy of the report to be provided to the Bank within 120 days after the end of each financial year.

Quarterly

•
Consolidated Management accounts (Statement of Financial Position and Statement of Financial Performance accounts) within 45 days after the end of each financial quarter. These accounts may be provided electronically in terms of our requirements for provision of electronic financials.

•
Consolidated Working capital information including a listing of aged debtors, creditors and stock to be provided within 45 days of the end of each financial quarter (ie. March, June, September, December).

Monthly

•
A Monthly Borrowing Base certificate within 30 days after the end of each calendar month verifying the Variable/Fixed Rate Commercial Bill Facility Limit available for drawdown does not exceed 85% of the lesser of the orderly liquidation value of the fleet or the book value of the fleet.

Any financial information provided by you must be signed by a director or secretary as giving a true and fair view of the financial position of the company on the ‘as at’ date for which financial statements are issued. This requirement is waived for Management accounts as listed above when these are provided electronically and in compliance with our requirements for provision of electronic financials.

Provision of Electronic Financials

Copies of management accounts provided via electronic mail (email) must be sent by, either:

•	One of your directors or
•	A person nominated by you and acceptable to ANZ (“Nominated Representative”).

In the case of the latter, the attached letter must be signed by both the Nominated Representative and by you, and returned to ANZ.

You will ensure that every director of each company‡ (to which the management accounts relate) reviews the management accounts on or before the date they are sent to ANZ to confirm they are true and correct and are not misleading in any way. The directors will be taken to have jointly and severally certified the management accounts in this manner, unless they notify ANZ of any discrepancy within five business days from the date that your Nominated Representative sends the management accounts to ANZ.

A director sending management accounts to ANZ in this manner will be taken to have certified the accounts as true and correct and not misleading in any way on the date that they are received by ANZ.

A failure to meet any of the above requirements where they apply will constitute an event of default under this letter.

‡Where the number of such people/officers is greater than two, the management accounts sent (electronically) to the bank need only be copied to a minimum of two such people/officers.

Financial covenants:

While we are making facilities available to you and while there remains any obligations by you to us, you undertake that:

•	Consolidated Interest Cover: The interest cover ratio for each financial year will not, as at the compliance date, be less than 2.25:1. Increasing to 2.50:1 As at 30 June 2009.
•	Consolidated Senior Debt Interest Cover: The senior debt interest cover ratio for each financial quarter on a rolling basis must be equal to or greater than 3.50 times at all times.
•
Consolidated Gearing Ratio: Total Debt (excluding loans from General Finance Corporation to the Group) to adjusted trailing EBITDA for each financial quarter must be equal to or less than 5.50 times at all times.

•	Consolidated Gearing Ratio: Senior Debt to adjusted trailing EBITDA ratio for each financial quarter must be equal to or less than 4.50 times at all times.
•
Consolidated Loan to valuation limitation: Face value of facilities drawn and unpaid under the Commercial Bill Facilities, Overdraft Facility and ANZ NZ Term Debt Facilities (being the Bill Priced Term Loan Facility which is currently NZD$2.025m and the Bill Priced Term Loan Facility which is currently NZD$10.329m) must not exceed 85% of the Orderly Liquidation value of the Group’s container fleet.

unless we have given you our prior written consent to a variation.

Compliance with financial covenants:

If any of the above financial covenants are breached, unless we have given you our prior written consent to a variation, you will be in breach of your obligations in terms of Default clauses in the General Conditions.

We will test the financial covenants for each entity that the financial covenants apply to at the end of each compliance period as set out above, based on the definitions and calculations set out below.

You agree that the interpretation and testing of the above financial covenants will be carried out in accordance with the provisions of the Corporation Act 2001 (Cth) and the accounting concepts, standards and disclosure requirements of the Australian accounting bodies consistently applied, unless otherwise agreed in writing.

Definitions:

“Consolidated” means, for the purposes of your financial statements, the following entities

•	Royal Wolf Trading Australia Pty Ltd ACN 069 244 417

•	RWA Holdings Pty Ltd ACN 106 913 964

•	GFN Australasia Holdings Pty Ltd ACN 121 226 793

•	GFN Australasia Finance Pty Ltd ACN 121 227 790

•	Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050

•	Royal Wolf Trading New Zealand Ltd

•	RWNZ Acquisition Co Ltd

•	Royalwolf NZ Acquisition Co Ltd

“Interest Expense” means the aggregate of interest expense, interest expense - Intra Group loans and interest expense of Directors, Owners and Shareholder loans, and includes Senior Debt Interest Expense.

“EBITDA” means the consolidated net profit/(loss) before deduction of, interest, tax depreciation and amortisation (before significant items).

“Senior Debt Interest Expense” means the aggregate gross amount of interest and payments in the nature of interest paid or payable to the Bank in respect of ANZ Commercial Bills and Invoice Finance interest expense, including Invoice Finance Administration Fees and Funding Charges.

“GFN Loan Interest Subordinated” means the aggregate of interest expense on loans from General Finance Corporation to the Group, which have principal and interest subordinated to the facilities being provided by the bank.

“Trailing Adjusted EBITDA” means GFN Australasia Holdings actual EBITDA plus 12 months trailing EBITDA of future acquired companies.

“Invoice Finance Administration Fees and Funding Charges” are those fees and funding charges directly related to provision of an Invoice Finance Facility.

The above terms are to be interpreted according to the Corporations Act 2001 (Cth), Statement of Accounting Concepts, Australian Accounting Standards and other mandatory reporting requirements.

Calculation:
Consolidated Interest Cover:

Trailing Adjusted EBITDA Total Interest Expense (inclusive of Bison Interest) less GFN Loan Interest Subordinated

Consolidated Senior Debt Interest Cover:

Trailing Adjusted EBITDA Total Senior Debt Interest Expense

Consolidated Gearing Ratio:

Total Debt (excluding loans from General Finance Corporation to the Group) Trailing Adjusted EBITDA

Consolidated Gearing Ratio:

Senior Debt Trailing Adjusted EBITDA

Other conditions to be met:

▪	Orderly Liquidation Value:

Funding of the Interchangeable Facility (1), Interchangeable Facility (2), Interchangeable Facility (3), Interchangeable Facility (4), Interchangeable Facility (5), Overdraft Facility, Mutli-Option Facility (2), Bill Priced Term Loan Facility NZD2.025M and Bill Priced Term Loan Facility NZD 10.392M are restricted to an amount in total which is no greater than 85% of the orderly liquidation value of the container fleet (being, the container fleet owned from time to time by the Group or the RWNZ Group (as defined in this letter of offer)). Should this condition be breached you must reduce the balance of the facilities within 5 Sydney business days to a level that will satisfy this condition.

▪
Management Fee payments are to be payable to GFN U.S. Australasia Holdings Inc. and restricted to USD $1,500,000 or less per annum and are not to be made if the payment of such will cause a breach of the banks financial covenants or if it will become an Event of Default or if an Event of Default subsists.

▪
Provision of loans or advances, excluding scheduled overhead charges from parent company in an amount to be agreed upon, to directors, shareholders, related or associated companies are not to be made without prior written consent from the Bank.

▪	Detailed schedule of containers with the following information as soon as they are available but no later than 30 days after the end of each quarter:
o	-Held for hire/lease outlining type, number, acquisition cost and book value.
o	-Held for sale outlining type, number, acquisition cost and book value

▪	Invoice Finance Field Reviews to continue as per facility agreement.

•	Royal Wolf Australia Group standard lease / rental / hire documentation / contracts are to be vetted by the Bank's legal advisors and confirmed acceptable.

•	Fair market value & orderly liquidated value of the container fleet is to be undertaken (at your cost) by a valuer appointed by and acceptable to the Bank on a quarterly basis.

•
All containers (owned by the borrower and / or security providers) are to be restricted within the shores of Australia and/or New Zealand and the company's Lease/Rental documentation should include this limitation. Any movement of containers outside the shores of Australia and/or New Zealand will require the Bank's prior written consent.

•	Current depreciation and amortisation policy is not to be amended without prior written consent of the bank.

•	Any additional off or on balance sheet liabilities greater than A$500,000.00 p.a are not to be incurred without prior written consent from the Bank. Such consent will not be unreasonably withheld.

•	The banks prior written consent for container fleet sale of $3,000,000 or greater in any one transaction is to be sought. Such consent will not be unreasonably withheld.

•
Dividend payment / shareholder loans repayment are not to be paid without the banks prior consent except for the payment of dividends by RWA Holdings Pty Ltd to GFN Australasia Holdings Pty Ltd (GFNAH) to enable GFNAH to pay interest to Bison Capital Australia, L.P.. Such consent will not be unreasonably withheld.

•	Interest payable on Bison Capital Australia, L.P subordinated loan is subject to no current event of default and compliance of the bank's financial covenants.

•	At all times you must have entered into arrangements with the Bank to hedge your interest rate risks in relation to no less than 50% of debt funding

Foreign Currency Translation:
(a) Fluctuations in the exchange rate of currencies occur from time to time. These fluctuations may mean the amount of your liability to us in Australian dollars for a Loan in foreign currency under this agreement could be significantly more than the Australian dollar equivalent of the amount of the Loan on the drawdown date;

(b) While we will inform you of the availability of mechanisms, if they exist, for limiting the risks associated with fluctuations in the exchange rate of currencies, it is not our role or responsibility to advise in relation to, monitor, manage or in any way take steps designed to protect your exposure to loss as a result of fluctuations in the exchange rate of currencies from time to time. We are not obliged to notify you of fluctuations in exchange rates.

Insurance:

All insurable property mortgaged to us must be insured for all usual risks under a policy acceptable to us. The insurance must be for full replacement value of the property insured.

Before drawdown and thereafter within 14 days of a request by ANZ you must submit to the bank a Cover Note or a Certificate of Currency for the property mortgaged to us. Such request may be made by ANZ at any time in writing, verbally, by facsimile transmission, by email or other electronic means of communication. If a Cover Note is issued, the Bank must receive a Certificate of Currency to confirm the insurance, within 90 calendar days of the Cover Note expiration.

As a minimum, the Certificate of Currency must include:

•	Insurance cover expiry date
•	Situation(s)
•	Type of cover
•	Policy number
•	Policy underwriter and /or broker name
•	Insured Amount
•	The Bank’s interest clearly noted on the insurance policy

You agree to advise the bank in the event that the insurance is cancelled or the nature of the cover changes and submit an updated Certificate of Currency for our records.

Conditions Precedent:

Our obligation to make any facilities available is subject to our being satisfied that you have complied with Clause 4 of the General Conditions.

Compliance with environmental law:

You agree to:

(i)	comply, and ensure each surety complies, with the requirements of all environmental laws; and

(ii)	ensure that each surety complies with the requirements of all environmental laws in relation to property given or to be given by it to us as security.

An“environmental law” means an act of Parliament which has the purpose of protecting the environment from pollution, including without limitation, pollution relating to air, water, noise or chemicals (and any statutory modification of, or legislative provision substituted for, and any subordinate legislation under an act of Parliament of that kind).

GENERAL AND SPECIFIC CONDITIONS
SCHEDULE

GENERAL AND SPECIFIC CONDITIONS SCHEDULE to Letter of Offer dated 1 July 2008.

General and Specific Conditions:

Our General Conditions (Fourth Edition 2003) apply to the facilities as well as any applicable Specific Conditions to the facilities. Both the General Conditions and any applicable Specific Conditions are enclosed with this letter.

General Conditions Fourth Edition 2003:

Clause 9 (7) International Financial Reporting Standards (IFRS)

This clause is deleted and replaced by the following:

Clause 9 (7) New AASB Standards.

Where you are required to comply with the New AASB Standards, we may, without prejudice to any other right under Clause 9, review the facilities (and the conditions on which they are made available) at any time from the date of your acceptance of this clause and further upon receipt by us of your first set of annual financial statements prepared in accordance with the New AASB Standards.

We will notify you of any such review in writing (an “AASB Review Notice”) and negotiate in good faith with you in conducting the review. Within 60 days of the date of the AASB Review Notice, we may give you written notice that we wish to change the terms and conditions on which the facilities will continue to be made available including, in particular, the pricing of the facilities and the financial undertakings or financial covenants applicable (the “AASB Amendment Notice”).

If you accept the changes set out in the AASB Amendment Notice, the changes will take effect from the date as specified in the AASB Amendment Notice. However, if you do not accept the changes within 30 days from the date of the AASB Amendment Notice, the facilities will be terminated and you must repay the facilities in full (in cleared funds) at the expiration of 60 days from the date of the AASB Amendment Notice.

New AASB Standards is defined to mean “The new accounting standards, for application by Australian entities after the 1st January 2005, and issued or to be issued after the date of this agreement by the Australian Accounting Standards Board, including standards based on the standards issued by the International Accounting Standards Board, which are expected to apply to Australian reporting entities”.

Lease Finance and Hire Purchase facilities:

Despite anything in the General Conditions, the Specific Conditions that applied to a Lease Finance facility or a Hire Purchase facility at the time of transaction draw down or settlement shall remain in force until the termination of the drawn down portion of that Lease Finance facility or Hire Purchase facility.

Excess fee:

If drawings are made to your account in excess of the agreed limit and we decide to pay those drawings, we may charge an excess fee of up to $150. This fee is to compensate us for costs we incur as a result of an excess. If charged this fee is payable on the date of the excess.

Interest rate on excesses and overdue amounts:

For the purposes of clause 8 of the General Conditions, the applicable rate of interest is the interest applicable to the facility on which the excess occurs or the facility on which an overdue amount occurs plus margin, plus 4% pa.

Accounts reconciliation:

In terms of Clause 24 (8) of the General Conditions and by mutual agreement between us, you must reconcile your records in respect of each account held with us within 30 days after you should have received the statement of account. All other conditions of this clause remain unchanged.

 ACCEPTANCE

To:      Australia and New Zealand Banking Group Limited
Corporate Banking
Level 13, 20 Martin Place
Sydney NSW 2000

Acceptance of Letter of Offer dated 1 July 2008.

We accept your offer to provide the facilities on the conditions detailed in this letter of offer and acknowledge receipt of the General Conditions (Fourth Edition 2003) and the applicable Specific Conditions.

Dated 3 July 2008

SIGNED for and on behalf of GFN Australasia Holdings Pty Ltd ACN 121 226 793 by:

/s/ Peter McCann	Peter McCann
Signature of Director	Print name of Director

/s/ Robert Allan	Robert Allan
Signature of Director	Print name of Director

SIGNED for and on behalf of GFN Australasia Finance Pty Ltd ACN 121 227 790 by:

/s/ Peter McCann	Peter McCann
Signature of Director	Print name of Director

/s/ Robert Allan	Robert Allan
Signature of Director	Print name of Director

SIGNED for and on behalf of RWA Holdings Pty Ltd ACN 106 913 964 by:

/s/ Peter McCann	Peter McCann
Signature of Director	Print name of Director

/s/ Robert Allan	Robert Allan
Signature of Director	Print name of Director

SIGNED for and on behalf of Royal Wolf Trading Australia Pty Ltd ACN 069 244 417 by:

/s/ Peter McCann	Peter McCann
Signature of Director	Print name of Director

/s/ Robert Allan	Robert Allan
Signature of Director	Print name of Director

SIGNED for and on behalf of Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050 by:

/s/ Peter McCann	Peter McCann
Signature of Director	Print name of Director

/s/ Robert Allan	Robert Allan
Signature of Director	Print name of Director

 CORPORATE SURETY ACKNOWLEDGMENT

To:      Australia and New Zealand Banking Group Limited
Corporate Banking
Level 13, 20 Martin Place
Sydney NSW 2000

Corporate Surety Acknowledgment to Letter of Offer dated 1 July 2008.

Each of the following sureties acknowledges that the securities given, or to be given by us secure all present and future obligations of the customers to the Bank, including obligations in respect of the facilities.

By providing this surety Acknowledgment to the facilities, each surety acknowledges that the provisions contained at Clause 22 “Privacy” of the General Conditions apply to them.

Dated   3 July 2008

SIGNED for and on behalf of GFN Australasia Holdings Pty Ltd ACN 121 226 793 by:

/s/ Peter McCann	Peter McCann
Signature of Director	Print name of Director

/s/ Robert Allan	Robert Allan
Signature of Director	Print name of Director

SIGNED for and on behalf of GFN Australasia Finance Pty Ltd ACN 121 227 790 by:

/s/ Peter McCann	Peter McCann
Signature of Director	Print name of Director

/s/ Robert Allan	Robert Allan
Signature of Director	Print name of Director

SIGNED for and on behalf of RWA Holdings Pty Ltd ACN 106 913 964 by:

/s/ Peter McCann	Peter McCann
Signature of Director	Print name of Director

/s/ Robert Allan	Robert Allan
Signature of Director	Print name of Director

SIGNED for and on behalf of Royal Wolf Trading Australia Pty Ltd ACN 069 244 417 by:

/s/ Peter McCann	Peter McCann
Signature of Director	Print name of Director

/s/ Robert Allan	Robert Allan
Signature of Director	Print name of Director

SIGNED for and on behalf of Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050 by:

/s/ Peter McCann	Peter McCann
Signature of Director	Print name of Director

/s/ Robert Allan	Robert Allan
Signature of Director	Print name of Director

SIGNED for and on behalf of Royal Wolf NZ Acquisition Co Ltd by:

/s/ Peter McCann	Peter McCann
Signature of Director	Print name of Director

/s/ Robert Allan	Robert Allan
Signature of Director	Print name of Director

SIGNED for and on behalf of RWNZ Acquisition Co Ltd by:

/s/ Peter McCann	Peter McCann
Signature of Director	Print name of Director

/s/ Robert Allan	Robert Allan
Signature of Director	Print name of Director

SIGNED for and on behalf of Royal Wolf Trading New Zealand Ltd by:

/s/ Peter McCann	Peter McCann
Signature of Director	Print name of Director

/s/ Robert Allan	Robert Allan
Signature of Director	Print name of Director

 CERTIFICATE OF VALUE AND LOCATION OF ASSETS

Group Name: Royal Wolf Australia Group

	NSW	VIC	QLD	WA	SA	TAS	ACT	NT	Overseas	Total
Customer Representative to complete values (include all assets e.g. debtors, plant, land, inventory, goodwill and loans – excluding intercompany loans to other companies on this list who have given mortgage debentures)

Royal Wolf Trading Australia Pty Ltd ACN 069 244 417
RWA Holdings Pty Ltd ACN 106 913 964
Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050
GFN Australasia Holdings Pty Ltd ACN 121 226 793
GFN Australasia Finance Pty Ltd ACN 121 227 790
Royal Wolf Trading New Zealand Ltd

	NSW	VIC	QLD	WA	SA	TAS	ACT	NT	Overseas	Total
RWNZ Acquisition Co Ltd
Royal Wolf NZ Acquisition Co Ltd
Customer Representative to complete values (eg the value of the land or the value of the shares)

Totals

CONFIRMATION OF PREVIOUS ADVICE

I hereby certify that location and values of assets listed have not materially changed since our previous advice dated / /

Customer Representative Signature

Customer Representative Name

Position of Customer Representative
(Director/Financial Controller etc)

Date___________________